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                                                                    Exhibit 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Form S-8 Registration Statement, File No. 333-55508.


                                                  /s/ Arthur Andersen LLP

Seattle, Washington,
February 26, 2001